UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
April 27, 2005

FIRST CHARTER CORPORATION
(Exact name of registrant as specified in its charter)

North Carolina (State of Incorporation)	0-15829 (Commission File Number)	56-1355866 (IRS Employer Identification No.)

10200 David Taylor Drive, Charlotte, North Carolina 28262-2373
(Address of principal executive offices)

(704) 688-4300
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

          Effective April 27, 2005, the date of the Registrant's annual meeting of shareholders (the "Annual Meeting"), H. Clark Goodwin ("Mr. Goodwin"), retired from service on the Registrant's Board of Directors (the "Board").  The Registrant's Bylaws provide that a director's term expires at the first annual meeting of shareholders after such director reaches age 70, and Mr. Goodwin attained such age during the past year.  As a result of Mr. Goodwin's retirement, and in accordance with the Registrant's Bylaws, the number of directors was reduced by the Board from seventeen to sixteen, effective at the Annual Meeting.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                   FIRST CHARTER CORPORATION

                                                                                    By:   /S/  STEPHEN J. ANTAL
                                                                                             Stephen J. Antal
                                                                                             Senior Vice President, General Counsel and
                                                                                             Corporate Secretary

Dated:  April 29, 2005